as of June 15, 2001



Russell-Stanley Holdings, Inc.
Russell-Stanley Corp.,
Russell-Stanley, Inc.,
RSLPCO, Inc.,
Russell-Stanley, L.P.,
Container Management Services, Inc.,
Hunter Drums Limited,
New England Container Co., Inc.
685 Route 202/206
Bridgewater, NJ  08807

      Attention:  Mr. Ronald M. Litchkowski

      Re:   Forbearance and Amendment Agreement

Ladies and Gentlemen:

     Reference is made to the Fifth Amended and Restated Revolving Credit Agreement, dated as of February 10, 1999 (as amended and in effect from time to time, the "Credit Agreement"), among RUSSELL-STANLEY HOLDINGS, INC., a Delaware corporation, RUSSELL-STANLEY CORP., a New Jersey corporation, Russell-Stanley, Inc. (f/k/a Russell-Stanley Midwest, Inc., successor by merger to Russell-Stanley West, Inc., Russell-Stanley Southwest, Inc. and R-S Southwest Realty, Inc.), an Illinois corporation, RSLPCO, INC., a Delaware corporation, RUSSELL-STANLEY, L.P., a Texas limited partnership, CONTAINER MANAGEMENT SERVICES, INC. (successor by merger to CMS Acquisition, Inc.), a South Carolina corporation, HUNTER DRUMS LIMITED (successor by amalgamation to HDL Acquisition Inc.), an Ontario corporation, and NEW ENGLAND CONTAINER CO., INC., a Rhode Island corporation. (collectively, the "Borrowers"), Fleet National Bank (formerly known as BankBoston, N.A.) and the other lending institutions set forth on Schedule 1 to the Credit Agreement (collectively, the "Banks"), and Fleet National Bank (formerly known as BankBoston, N.A.), as agent (the "Agent") for the Banks (the Banks and the Agent, collectively, "us" or "we").

     You have notified us that you have failed to comply with the covenants contained in ss.ss. 12.1 and 12.4 of the Credit Agreement for the period ended December 31, 2000, and have failed to comply with the covenants contained in ss.ss. 12.1, 12.2 and 12.4 for the period ending March 31, 2001, and may fail to comply with such covenants for the period ending June 30, 2001 each of which failures constitutes (or will constitute) an Event of Default under ss.15.1(c) of the Credit Agreement and that you have failed to pay interest due on the Senior Subordinated Notes on February 15, 2001, which constitutes an Event of Default under ss.15.1(f) of the Credit Agreement (collectively, the

"Specified Events of Default"). You have requested us to continue to advance Revolving Credit Loans to support your working capital needs, and to forbear from making demand upon the Notes issued under the Credit Agreement or pursuing our remedies under the Credit Agreement and the other Loan Documents until the Forbearance Termination Date (as hereinafter defined). All capitalized terms used herein without definition shall have the same meanings herein as in the Credit Agreement. In consideration for our agreeing to continue to advance Revolving Credit Loans, subject to the limitations contained herein, and to forbear from making demand upon the Obligations under the Credit Agreement and the Notes and pursuing our remedies under the Credit Agreement and the other Loan Documents, all upon the terms and subject to the conditions contained in this Agreement, you hereby agree with us as follows.

      1. Ratification of Existing Agreements. All of your obligations to the Banks and the Agent under the Credit Agreement, the Notes and any and all other obligations at any time and from time to time owed by you to the Banks and the Agent are secured pursuant to the Security Agreement and Security Documents referred to and as defined in the Credit Agreement, by which you have granted to the Agent, for the benefit of the Agent and the Banks, a security interest in all of your assets, whether now owned or hereafter acquired, and in any and all proceeds thereof. All of your obligations to the Banks and the Agent as evidenced by the Credit Agreement and the Notes, all of your obligations to the Banks arising under the Security Documents, and all of your obligations to the Banks and the Agent arising under any other Loan Document or other instrument creating or evidencing any of your obligations to the Banks and the Agent are, by your execution of this Agreement, ratified and confirmed in all respects.

      2.  Forbearance and Amendment.

      (a) Forbearance. So long as this Agreement is in effect and no Event of Default (as defined in ss.6) has occurred and is continuing, (i) the Banks and the Agent shall forbear from making demand upon the Notes or pursuing their remedies under the Credit Agreement, the Security Documents or the other Loan Documents, provided, however that the agreement of the Banks and the Agent to forbear shall not limit in any way the Agent's and the Banks' rights to send a Payment Blockage Notice (as defined in the Senior Subordinated Indenture) to block payment in respect of the Senior Subordinated Notes as a result of the existence of the Specified Events of Default or any other Events of Default, and (ii) the Lenders having Revolving Credit Commitments shall continue to advance Revolving Credit Loans to the Borrowers as Base Rate Loans, provided, that notwithstanding the amount of the Total Revolving Credit Commitment, at no time shall the Lenders be required to advance any Revolving Credit Loans or issue, extend or renew any Letters of Credit in excess of an aggregate of US $60,000,000 for all Revolving Credit Loans and Letters of Credit outstanding at any time. During the period from the date hereof until the Forbearance Termination Date, the Banks and the Agent agree with the Borrowers that ss.2.1(a) of the Credit Agreement shall be temporarily amended to replace the reference to "Total Revolving Credit Commitment" with a reference to the amount of "$60,000,000."

      (b) Amendment. From and after the effective date of this Agreement,
Section 1.1 of the Credit Agreement is hereby amended as follows:

      (i) The definition of "Interest Payment Date" is hereby amended and restated in its entirety as follows:

            "Interest Payment Date. The last day of the calendar month which includes the Drawdown Date of any Loan and the last day of each calendar month subsequent to the Drawdown Date thereof during which any such Loan remains outstanding."

      (ii) Section 1.1 of the Credit Agreement is hereby amended by restating the chart contained in the definition of "Pricing Table" as follows:


                                                             Revolving Credit
            Ratio of Funded       Revolving Credit           Loan Margin for
            Debt to Adjusted      Loan Margin for            Eurodollar Rate
                  EBITDA          Base Rate Loans                 Loans
                  ------          ---------------                 -----

           Less than 3.25:1.00         0.50%                      2.00%
                3.25:1.00

            3.25:1.00 or more          0.75%                      2.25%
              but less than
                3.75:1.00

            3.75:1.00 or more          1.00%                      2.50%
              but less than
                4.25:1.00

            4.25:1.00 or more          2.50%                      3.50%

      3. Representations and Warranties. Each of you hereby represents and warrants to the Banks and the Agent as follows:

            (a) You have adequate corporate or other power and authority to execute and deliver this Agreement and to perform your obligations hereunder. This Agreement has been duly authorized, executed and delivered by you and does not contravene any (i) law, rule or regulation applicable to you or (ii) any of the terms of your charter documents, by-laws, or other governing document or (iii) any other indenture, agreement or undertaking to which you are a party except, in the case of clauses (i) and (iii), any breach, the consequence of which could not reasonably be expected to have a materially adverse effect on Holdings and its Subsidiaries taken as a whole or which could not reasonably be expected to have any adverse effect on the enforceability of the Loan Documents. Your obligations contained in this Agreement, the Credit Agreement, taken together with your obligations under the Notes, and your obligations to us arising under the Security Agreement and other Security Documents, constitute your legal, valid and binding obligations enforceable against you in accordance with their respective terms except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing.

            (b) Other than as specified herein, except for the representation contained in Section 9.9 of the Credit Agreement, and except to the extent that such representations and warranties relate expressly to an earlier date, all the representations and warranties made by you in the Loan Documents to which you are a party are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein.

            (c) Other than as specified herein, no Default or Event of Default (as defined in the Credit Agreement or as defined in ss.6 hereof) has occurred and is continuing on the date hereof.

     4. Conditions Precedent. Our agreement to forbear provided herein is subject to (a) receipt by the Agent of this forbearance agreement duly executed by the Borrowers, the Guarantors and the Banks, and (b) payment to the Agent for the pro rata benefit of the Banks who sign this Agreement by 5:00 p.m. on June 20, 2001, a forbearance fee in the amount of $85,000.

     5. Covenants. So long as this Agreement is in effect, you covenant and agree with us as follows:

            (a) You shall comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Documents to which you are a party and any other instruments evidencing or creating any of your obligations to the Banks, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

            (b) You will not purchase, redeem or otherwise retire any outstanding shares of your capital stock of any class or pay any dividends or make any loans or other distributions to any holders of your capital stock of any class, advance any loans to any shareholder, or forgive any indebtedness of any shareholder owed to you, except for payment of dividends by one Borrower to another Borrower, or loans or advances by any Borrower to another Borrower in the ordinary course of business.

            (c) You will promptly notify us of any material change in your financial condition or business prospects and of the occurrence of any Default or Event of Default (as defined in the Credit Agreement or as defined in ss.6).

            (d) All legal fees and disbursements incurred or sustained by the Agent and each Bank in connection with this Agreement shall have been paid by the Borrower within ten (10) days of the date hereof.

            (e) You will notify the Agent and the Banks, in writing, at least five (5) Business Days prior to making any payment in respect of the Senior Subordinated Notes, as to your intention to make such payment.

            (f) You agree to enter into an amendment to the Credit Agreement not later than July 6, 2001, to provide for a borrowing base governing the outstanding Revolving Credit Loans, which shall include an advance rate based on 85% of eligible accounts receivable and 50% of eligible inventory (eligibility criteria to be determined), with such borrowing base amount to be capped at $30,000,000, and a component to be determined based on assumed other asset coverage, such component not to exceed $30,000,000. The initial borrowing base report and accounts receivable aging report shall be delivered to the Agent on July 6, 2001, and thereafter, shall be provided monthly or, if reasonably requested by the Agent, more frequently.

      6. Events of Default and Remedies. So long as any of the following events have occurred or conditions exist (any such event or condition being herein referred to as an "Event of Default"):

            (a) Any representation or warranty made by you or any other obligor herein or any certificate, financial statement or other document delivered in connection herewith shall prove to have been untrue or incorrect in any material respect as of the date as of which made or deemed to have been made or repeated; or

            (b) You shall fail fully to perform or comply with any terms, covenants or provisions of ss.5 subject, in the case of the covenants referred to in Section 5(a) hereof, to the applicable notice provisions and grace periods, if any, set forth in Section 15.1 of the Credit Agreement; or

            (c) You or another obligor shall fail fully to perform or comply with any other of the terms, covenants or provisions set forth herein and such failure shall continue for a period of five (5) calendar days following our notice to you or such other obligor of such failure; or

            (d) Any Default or Event of Default under the Credit Agreement (other than the Specified Events of Default) shall occur.

then, and in such event, and so long as such Event of Default is continuing, the Agent may, and upon the request of the Majority Banks shall, by written notice to you declare this Agreement to be terminated. Upon such termination, we shall be relieved of our forbearance obligations set forth herein and, accordingly, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Credit Agreement, the Notes and the other Loan Documents or any instrument pursuant to which the

Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. The remedies specified herein are cumulative and not exclusive of any other remedy. Our failure or delay to exercise any remedy after any particular Event of Default shall not operate as a waiver of any remedy in that or in any subsequent instance.

      7. Termination. This Agreement shall terminate on the date (the "Forbearance Termination Date") which is the earliest to occur of (i) the date on which this Agreement is terminated pursuant to ss.6 hereof, (ii) August 31, 2001, and (iii) the date on which the Senior Subordinated Notes are accelerated, at which time the Banks and the Agent shall be relieved of their forbearance obligations set forth herein (with the same effect as set forth in ss.6).

      8. Interest, Fees and Expenses. You agree to pay to the Agent and each Bank upon demand from time to time any and all reasonable out-of-pocket costs or expenses (including reasonable legal fees and disbursements) incurred or sustained by us in connection with the administration of the Loans and Obligations or the preservation of or enforcement of our rights under this Agreement or any of the other Loan Documents or in respect of any of your other obligations to the Banks and the Agent.

      9. No Present Claims. You acknowledge and agree that, based upon the facts and circumstances existing as of the date hereof: (i) you have no claim or cause of action against any of the Banks or the Agent (or any of their directors, officers, employees, agents or Affiliates); (ii) you have no offset right, counterclaim or defense of any kind against any of your obligations, indebtedness or liabilities to us; and (iii) each of the Banks and the Agent has heretofore performed and satisfied in a timely manner all of its obligations to you. We wish (and you agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of our rights, interests, contracts, collateral security or remedies. Therefore, you unconditionally release, waive and forever discharge (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks or the Agent to you, except the obligations to be performed by the Banks or the Agent hereafter as expressly stated in this Agreement and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which you might otherwise have against any of the Banks or the Agent or any of their directors, officers, employees, agents or Affiliates for their respective actions or omissions occurring prior to the date hereof, in either case (A) or (B) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof.

      10. Waiver of Jury Trial. YOU HEREBY WAIVE ANY RIGHTS THAT YOU MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS

HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND
OBLIGATIONS. Except as prohibited by law, you hereby waive any right that you may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. You hereby (i) certify that no representative, agent or attorney of ours has represented, expressly or otherwise, that we would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledge that we have been induced to enter into this Agreement by, among other things, the waivers and certifications herein.

      11. No Waiver. Except to the extent expressly set forth herein, the Agent and each of the Banks hereby expressly reserves all of its rights and remedies under the Credit Agreement, the other related Loan Documents and applicable law in respect of any and all Defaults or Events of Default under the Credit Agreement and the other Loan Documents. Failure of the Agent or any Bank to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy.

      12. Miscellaneous. All of your payment obligations to us of any nature arising under or in respect of this Agreement and all terms, covenants and provisions of the Loan Documents shall survive the termination of this Agreement. Any and all notices or other communications required hereunder shall be in writing and shall be delivered by hand or sent by facsimile or certified or registered mail, postage prepaid and return receipt requested,
(i) if to the Agent at 100 Federal Street, Boston, Massachusetts (Attention:
James J. O'Brien), Facsimile No. 617-434-1508 or (ii) if to you, at 685 Route 202/206, Bridgewater, NJ 08807 (Attention: Ronald M. Litchkowski), Facsimile No. 908-203-1942. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument under such laws.



                    [remainder of page intentionally left blank]

      If the foregoing terms are acceptable to you, we would request that you indicate your agreement to these provisions by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                    Very truly yours,

                                    FLEET NATIONAL BANK, (f/k/a BankBoston,
                                    N.A.), individually and as Agent


                                    By:_____________________________
                                    Name:
                                    Title:

                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By:_______________________________
                                    Name:
                                    Title:

                                    NEW YORK LIFE INSURANCE COMPANY


                                    By:_______________________________
                                    Name:
                                    Title:

                                    NEW YORK LIFE INSURANCE AND ANNUITY
                                    CORPORATION

                                    By:   New York Life Investment
                                          Management, LLC, its Investment
                                          Manager


                                    By:_______________________________
                                    Name:
                                    Title:

                                    ALLSTATE LIFE INSURANCE COMPANY


                                    By:_______________________________
                                    Name:
                                    Title:


                                    By:_______________________________
                                    Name:
                                    Title:

                                    COMERICA BANK


                                    By:_______________________________
                                    Name:
                                    Title:

                                    SUMMIT BANK (by its successor in
                                    interest, Fleet National Bank)



                                    By: _______________________________
                                    Name:
                                    Title:

                                    THE BANK OF NOVA SCOTIA


                                    By: _______________________________
                                    Name:
                                    Title:

                                    BHF (USA) CAPITAL CORPORATION



                                    By: _______________________________
                                    Name:
                                    Title:



                                    By: _______________________________
                                    Name:
                                    Title:

                                    KEY CORPORATE CAPITAL INC.



                                    By: _______________________________
                                    Name:
                                    Title:

                                    ALLFIRST BANK



                                    By: _______________________________
                                    Name:
                                    Title:

ACCEPTED and AGREED
as of June 15, 2001


RUSSELL-STANLEY HOLDINGS, INC.


By:
    --------------------------------
Name:
Title: `

RUSSELL-STANLEY HOLDINGS, INC.


By:
    --------------------------------
Name:
Title:


RUSSELL-STANLEY CORP.


By:
    --------------------------------
Name:
Title:


RSLPCO, INC.


By:
    --------------------------------
Name:
Title:


RUSSELL-STANLEY, L.P.

By:  Russell-Stanley, Inc., its General Partner


By:
    --------------------------------
Name:
Title:

RUSSELL-STANLEY, INC.


By:
    --------------------------------
Name:
Title:


CONTAINER MANAGEMENT SERVICES, INC.


By:
    --------------------------------
Name:
Title:


HUNTER DRUMS LIMITED


By:
    --------------------------------
Name:
Title:


NEW ENGLAND CONTAINER CO., INC.


By:
    --------------------------------
Name:
Title: